Exhibit 1

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                                                CHART REGARDING

                              EXECUTIVE OFFICERS AND DIRECTORS OF FILING PERSONS

Name                       Director (D) and/or         Citizenship /         Principal Occupation or
                           Executive Officer (EO) of   Jurisdiction of       Employment
                           Infogrames (I) and/or       Organization
                           CUSH (C)
----------------------------------------------------------------------------------------------------------------
Bruno Bonnell              I (D) (EO)                  France                Chief Executive Officer of
                           C (D)                                             Infogrames

Evence-Charles Coppee      I (D) (EO)                  Belgium               Deputy Chief Operating Officer,
                                                                             Administration and Finance of
                                                                             Infogrames

Jean-Michel Perbet         I (D) (EO)                  France                Deputy Chief Operating Officer,
                                                                             Marketing and Distribution of
                                                                             Infogrames

Thomas Schmider            I (EO)                      France                Deputy Chief Operating Officer
                                                                             of Infogrames; Chairman and
                           C (D) (EO)                                        Chief Executive Officer of CUSH


Christophe Sapet           I (D)                       France                Director



Claude De Saint Vincent    I (D)                       France                Director



Dominique D'Hinnin         I (D)                       France                Director - Audit Committee
                                                                             Chairman


Benoit Regnault de         I (D)                       France                Advisor
Maulmin


Frederic Chesnais          C (D) (EO)                  France                Chief Finance Officer of CUSH
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
Name                       Principal Business         Address
--------------------------------------------------------------------------------------------
Bruno Bonnell              Development and            Infogrames Entertainment S.A.
                           Distribution of Computer   1, Place Verrazzano 69252
                           Software                   Cedex 09 Lyon France

Evence-Charles Coppee      Development and            Infogrames Entertainment S.A.
                           Distribution of Computer   1, Place Verrazzano 69252
                           Software                   Cedex 09 Lyon France

Jean-Michel Perbet         Development and            Infogrames Entertainment S.A.
                           Distribution of Computer   1, Place Verrazzano 69252
                           Software                   Cedex 09 Lyon France

Thomas Schmider            Development and            California U.S. Holdings, Inc.
                           Distribution of Computer     c/o Atari, Inc.
                           Software                   417 Fifth Avenue
                                                      New York, NY 10016

Christophe Sapet           Development and            Infogrames Entertainment S.A.
                           Distribution of Computer   1, Place Verrazzano 69252
                           Software                   Cedex 09 Lyon France

Claude De Saint Vincent    Development and            Infogrames Entertainment S.A.
                           Distribution of Computer   1, Place Verrazzano 69252
                           Software                   Cedex 09 Lyon France

Dominique D'Hinnin         Development and            Infogrames Entertainment S.A.
                           Distribution of Computer   1, Place Verrazzano 69252
                           Software                   Cedex 09 Lyon France

Benoit Regnault de         Development and            Infogrames Entertainment S.A.
Maulmin                    Distribution of Computer   1, Place Verrazzano 69252
                           Software                   Cedex 09 Lyon France

Frederic Chesnais          Development and            California U.S. Holdings, Inc.
                           Distribution of Computer     c/o Atari, Inc.
                           Software                   417 Fifth Avenue
                                                      New York, NY 10016

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